GOLDONLINE INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
EXHIBIT 99.3.a
JANUARY 31, 2000

                                                                                                                PRO FORMA
                                                                                                PRO FORMA       BALANCE
                                                                             UNAUDITED          ADJUSTMENT       SHEET
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                                  $   199,237                       $   199,237
 Trade accounts receivable                                                       83,519                            83,519
 Inventory                                                                      550,164                           550,164
 Other                                                                           44,603                            44,603
                                                                            ----------------------------------------------
                                                                                877,523                -          877,523
Property and equipment, net                                                     169,997                           169,997
Goodwill, net of amortization of $4,448                                          95,672                            95,672
Other assets                                                                      6,141                             6,141
                                                                            ----------------------------------------------
                                                                            $ 1,149,333            $   -      $ 1,149,333
                                                                            ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Current installments of long-term debt and notes payable                       222,193                           222,193
 Accounts payable                                                               163,892                           163,892
 Bank overdraft                                                                  89,935                            89,935
 Accrued expenses                                                                10,271                            10,271
 Due to shareholder                                                               3,659                             3,659
                                                                                                                        -
                                                                            ----------------------------------------------
                                                                                267,757                -          267,757
Deferred income taxes                                                            10,004                            10,004
Long-term debt less current installments                                         68,572                            68,572

Stockholders' equity
 Common stock, $.00001 par value, 1,000,000,000 shares authorized,                9,320              120            9,440
  757,296,187 shares issued and outstanding at September 30, 1999                                                       -
 Additional paid-in capital                                                     503,500             (120)         503,380
 Retained earnings (deficit)                                                     67,987                            67,987
                                                                            ----------------------------------------------
                                                                                580,807                -          580,807
                                                                            ---------------------------------------------
                                                                            $   927,140            $   -      $   927,140
                                                                            ==============================================

The adjustment records the issuance of 1,200,000 common shares of GDOL to acquire 100% of Benton Ventures, Inc. No assets were acquired.